Exhibit 99.1

Full Conference Transcript

(English Language Translation)

peace and blessings friends

what a great day today

what a historic moment

very pleasant

for those who don’t get to know me

i am Yakir Abadi

i am the ceo of Appyea

our symbol is $APYP

for those who don’t know

i want to start with the first thing

that i want you to understand

i am here to lead the company

in a different way

no more gray management

no more quiet ceo that no one

has heard of

i am here with you open transparent

sharp

i am here to give you

real value

my request to you

is simple

i want you to pass

this video on

spread it because we are building something huge here

and the world needs to hear about it

now i’m going to explain to you

about a system that

i don’t know if you ever

imagined that something like this could happen

we’re not just another company

we’re a global gaming platform

$APYP is not some

small technology company

$APYP entered the market with the goal of being the heart

of the world’s gaming platforms

we are not selling

another game

we are not selling

any app

we are building here

the platform that will be the infrastructure

of the global gaming and lottery industry

we are here to get to the point

anyone who wants to

run a lottery or run a horse race

work with sweepstakes

or new games

will have to go through us

why?

because we are the only ones who provide

what this industry has been missing for years

trust and transparency

the problem with this industry

that there is no trust in this industry

the gambling and gaming industry

it’s one of the largest industries in the world

hundreds of billions every year

yes

hundreds of billions

but this industry is sick

why is it sick?

because there’s no trust

there’s no transparency

the players don’t really know

what’s behind the result

and there’s always doubt

and we all know

when there are doubts in such a large area

and such a problematic one

there are problems

this is the area that should be

with the greatest trust that exists

players today don’t know

if the winnings are real

the operators don’t know

if the results are clean

if the odds of winning are real

governments don’t know where

the money is circulating

if it is controlled

if it was stolen

if it was passed to a third party

and that’s an unacceptable situation

that in an industry this large

there are issues of transparency and trust

our solution at $APYP

a Techlott system

which is essentially a blockchain engine

that changes the game

Techlott is the base platform of $APYP

what does it do?

simple

it makes every outcome

any number

any card

to be transparent

the outcome is not made in a closed room

it is created on the blockchain

that means everything is recorded

in real time

everything is open

everything is immutable

anyone can check it

and you can’t play with the results

think about it

finally for the first time in history

players know the outcome is real

operators know the system is fair

governments know it’s all documented

it’s all verified

i really hope that even at this stage of this conference

you’ve got the message

that this is a real game changer

trust where there was no trust

transparency where there was no transparency

now

why blockchain?

we all understand that this is the future

and blockchain is immutable

it a protocol that cannot be changed

our randomness protocol

within the system that we developed

it cannot be changed

it’s transparent at the highest level possible

i want to explain to you

the blockchain is not a password

it’s not some buzz

it’s a randomness mechanism based on a simple principle

what written is unchangeable

there’s no way to fake it

there’s no way to erase it

there’s no way to change it

and most importantly

anyone can check

the real results and be sure that everything is clean

fair and honest

which means that if there’s a lottery

it’s numbers are recorded forever

if there’s a horse race

the result is recorded forever

blackjack

every action is transparent and reliable

and recorded forever that can be checked in retrospect

and see that everything was clean in the game

lottery

the results are random

secure and recorded

in a transparent and complete way with complete trust

and without doubts

now

let’s understand

the beauty of this thing

is that it’s transparent to everyone

not just for the operator

not just for the company

not just for the players

it’s transparent to the whole world

to the whole public

to anyone who ever wants

check it out

later

go back

he can check it out

all the way through

it doesn’t change

it’s there

you can’t cheat

you can’t play

do you understand what i’m saying?

do you understand the power

of this thing?

we came here to do this

as a platform

b2g and b2b

our vision is clear

we don’t sell to individuals

we’re not here to be just another casino internet

or some gaming platform

we sell to governments

we sell to regulated companies

we sell to those who’s looking for

a reliable infrastructure

that you meet regulatory requirements

that’s what makes us unique

we’re getting into the heart of the industry

we’re going to be the main avenue

that this whole market will stand on

that’s not end with the lottery

it’s just starting there

the Techlott’s engine

it’s not just the lottery

it works on everything

let’s understand

even horse racing

sweepstakes too

everything is there

the results are unchangeable

full transparency

we are with god’s help

are aiming to enter the prediction market

that this is a rising and growing market

we are going to

give all the heart of these systems

both the traditional systems

and the new systems

and the new games

and the old games too

the things you all know

and the things that with god’s help

you will probably know

all the video games

all the online competitions

finally it will be possible

to understand who really won

without playing

without fearing that the internet will crash

without thinking that you’re playing with the results

anywhere you need a reliable result

that’s where we’ll be

now

keep in mind

we are also looking at

launch a token

but not another worthless cryptocurrency

we are not building a dream

the goal in creating this token

is to have one token that will be

both a utility

and a security

both a supervised and approved asset

and be used within the system to verify the results

we will do it right

with regulation

with a strong foundation

and when we do it

it will be one of the most significant currencies in the market we aim to reach a situation

where players in this huge market

will understand that they only want to enter platforms

that use the Techlott core

$APYP is not just another company

i am here to make it’s an empire

i’m telling you

we’re not a small company

we’re not here to play on the sidelines

we’re here to dominate this space

to be the heart of the gaming platform

and the lotteries global

friends

we are with god’s help

will be everywhere

where trust and transparency are needed

where transparency is needed

where trust is needed

and wherever money flows

and we need to make sure

that the target is accurate and correct

and it will be impossible to play with you

this is not a distant dream

it’s happening now

there are pilots

there are talks with governments

there are companies already waiting

and we are rushing ahead

i will say this

in the clearest way

our goal is the nasdaq

we are on our way there

we won’t stop

until with god’s help

we will be there

the company started in the sleep space

and became a global gaming platform

i’m aiming high for the nasdaq

with god’s help this is our future

this is your future

and this is the future of the whole gaming world

this old, traditional and unreliable

that finally wants to become 100% trustworthy

this is going to be huge

this is going to be massive

bigger than you ever dreamed

keep in mind

we’re just getting started

but the journey has begun

thank you very much

remember $APYP

on the way to making history

have a great day